Reserves	12 Months Ended
Dec. 31, 2022
Notes and other explanatory information [abstract]
Reserves

23	Reserves

The following describes the nature and purpose of each reserve within equity:

Reserve	Description and purpose
Share capital	Nominal value of subscribed share capital
Share premium	Amount subscribed for share capital in excess of nominal value.
Merger reserve	Represents the difference between the fair value and nominal value of shares issued on the acquisition of subsidiary companies where the Company has elected to take advantage of merger accounting.
Foreign exchange reserve	Gains/losses arising on retranslating the net assets of overseas operations into sterling.
Warrant reserve	Represents the fair value of warrants denominated in £ at the date of grant. The number and price is fixed at the date of grant. The warrants expire in November 2025.
Accumulated deficit	All other net gains and losses and transactions with owners (e.g. dividends) not recognised elsewhere.